UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

PACTIV EVERGREEN INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39528	88-0927268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 W. Field Court
Lake Forest, Illinois		60045
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 482-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Notices of Conditional Full Redemption of 4.000% and 4.375% Notes

On March 19, 2025, Pactiv Evergreen Group Issuer Inc. (f/k/a Reynolds Group Issuer Inc.) and Pactiv Evergreen Group Issuer LLC (f/k/a Reynolds Group Issuer LLC) (collectively, the “Issuers”), each a wholly owned subsidiary of Pactiv Evergreen Inc. (the “Company”), caused to be delivered to the holders of the Issuers’ $1,000,000,000 aggregate principal amount of 4.000% Senior Secured Notes due 2027 (the “2027 Notes”) and $500,000,000 aggregate principal amount of 4.375% Senior Secured Notes due 2028 (the “2028 Notes” and, together with the 2027 Notes, the “Notes”), in each case, a notice of conditional full redemption (each, a “Notice”) relating to the conditional redemption of all of the issued and outstanding Notes of such series on April 1, 2025 (or such later date as the Issuers may specify in a written notice to the holders of such series of Notes) (the “Redemption Date”), pursuant to, in the case of the 2027 Notes, the Indenture, dated as of October 1, 2020, by and among the Issuers, each of the guarantors party thereto from time to time, Wilmington Trust, National Association, as trustee (the “Trustee”), and The Bank of New York Mellon, as collateral agent (the “Collateral Agent”), as supplemented by the Second Supplemental Indenture, dated as of October 13, 2021 (as so supplemented, the “2027 Indenture”), and, in the case of the 2028 Notes, the Indenture, dated as of September 24, 2021, by and among the Issuers, each of the guarantors party thereto from time to time, the Trustee, as trustee, and the Collateral Agent, as collateral agent, as supplemented by the First Supplemental Indenture, dated as of October 13, 2021 (as so supplemented, the “2028 Indenture” and, together with the 2027 Indenture, the “Indentures”).

The redemption price for the 2027 Notes is equal to 101.000% of the principal amount of the 2027 Notes being redeemed, and the redemption price for the 2028 Notes is equal to 102.188% of the principal amount of the 2028 Notes being redeemed, in each case, plus accrued and unpaid interest, if any, on such series of Notes to (but not including) the Redemption Date (such price in respect of such series of Notes, the “Redemption Price”). If the Condition (as defined below) has been satisfied, on and after the Redemption Date, interest on the applicable series of Notes will cease to accrue in accordance with the applicable Indenture, unless the Issuers default in paying the applicable Redemption Price.

The Notices were delivered in connection with the proposed merger (the “Merger”) of Alpha Lion Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Novolex Holdings, LLC (“Novolex”), with and into the Company, pursuant to that certain Agreement and Plan of Merger, dated as of December 9, 2024, by and among the Company, Novolex and Merger Sub (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), previously filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on December 9, 2024.

The Issuers’ obligations to redeem the Notes and pay the applicable Redemption Price on the Redemption Date are conditioned upon the consummation of the Merger on or prior to the Redemption Date (the “Condition”).

In the Issuers’ discretion, the Redemption Date may be delayed until such time as the Condition is satisfied. The conditional full redemption of the Notes contemplated by the Notices may not occur and the Notices may be rescinded in the event that the Condition is not satisfied by the Redemption Date or by the Redemption Date so delayed. Consummation of the Merger pursuant to the terms of the Merger Agreement is subject to certain customary conditions set forth in the Merger Agreement. As a result, there can be no assurance that the conditional redemption of the Notes contemplated by the Notices will occur on the Redemption Date or at all.

This Current Report on Form 8-K does not constitute a notice of redemption under either of the Indentures.

Tender Offer for 7.95% Debentures

On March 24, 2025, Novolex announced the pricing terms of its previously announced cash tender offer (the “Offer”) to purchase any and all of the outstanding 7.95% Debentures due 2025 (the “Debentures”) of Pactiv LLC (f/k/a Tenneco Packaging Inc.), a subsidiary of the Company. A copy of the press release announcing the pricing terms in connection with the Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 25, 2025, Novolex announced the early results of the Offer. A copy of the press release announcing the early results of the Offer as of 5:00 PM, New York City time, on March 24, 2025, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offer will continue to expire at 5:00 PM, New York City time, on April 7, 2025, unless extended or earlier terminated, and the Offeror’s obligation to accept and pay for the Debentures in the Offer will continue to be subject to certain conditions described in greater detail in the press release issued by Novolex on March 10, 2025 announcing the commencement of the Offer, including but not limited to the consummation of the Merger. Neither the Company nor Pactiv LLC is making any recommendation as to whether holders of Debentures should tender in response to the Offer, nor has either of them authorized any person to make such a recommendation.

This Current Report on Form 8-K is for informational purposes only and is not an offer to purchase or a solicitation of acceptance of the offer to purchase with respect to any of the Debentures.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Novolex Holdings, LLC, dated March 24, 2025, announcing the pricing of the Offer.
99.2	Press Release issued by Novolex Holdings, LLC, dated March 25, 2025, announcing the early results of the Offer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2025

PACTIV EVERGREEN INC.

By:	/s/ Chandra J. Mitchell
Chandra J. Mitchell
Chief Legal Officer and Secretary